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                                                                   EXHIBIT 10.30


                          TRANSITION SERVICES AGREEMENT

                                  BY AND AMONG

                               ROYAL GROUP, INC.,

                                RSUI GROUP, INC.

                                       AND

                       ROYAL SPECIALTY UNDERWRITING, INC.

                               DATED: July 1, 2003

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                                TABLE OF CONTENTS

ARTICLE I PURPOSE............................................................................................       1
     SECTION 1.1      PURPOSE................................................................................       1

ARTICLE II SERVICES..........................................................................................       2
     SECTION 2.1      SCOPE OF SERVICES......................................................................       2
     SECTION 2.2      TERM OF SERVICES.......................................................................       2
     SECTION 2.3      LIMITATION ON OBLIGATION TO PROVIDE SERVICES...........................................       3
     SECTION 2.4      INABILITY TO PERFORM SERVICES..........................................................       4
     SECTION 2.5      SERVICE STANDARDS; LEVEL OF SERVICE....................................................       5
     SECTION 2.6      REQUEST FOR ADDITIONAL SERVICES........................................................       5

ARTICLE III PERSONNEL........................................................................................       5
     SECTION 3.1      PERSONNEL; SUBCONTRACTING..............................................................       5

ARTICLE IV AMOUNTS DUE.......................................................................................       6
     SECTION 4.1      PRICING; BILLING AND CASH SETTLEMENT...................................................       6
     SECTION 4.2      OFFSET.................................................................................       6
     SECTION 4.3      UNDERPERFORMANCE OF SERVICE LEVELS.....................................................       6

ARTICLE V COVENANTS..........................................................................................       6
     SECTION 5.1      COVENANTS..............................................................................       6

ARTICLE VI TERMINATION.......................................................................................       7
     SECTION 6.1      TERMINATION............................................................................       7

ARTICLE VII INDEMNIFICATION..................................................................................       7
     SECTION 7.1      INDEMNIFICATION........................................................................       7
     SECTION 7.2      INDEMNIFICATION PROCEDURE..............................................................       8

ARTICLE VIII ARBITRATION.....................................................................................       8
     SECTION 8.1      ARBITRATION............................................................................       8
     SECTION 8.2      NOTICE OF ARBITRATION..................................................................       8
     SECTION 8.3      ARBITRATION PANEL......................................................................       8
     SECTION 8.4      SUBMISSION OF BRIEFS...................................................................       9
     SECTION 8.5      ARBITRATION BOARD'S DECISION...........................................................       9
     SECTION 8.6      JURISDICTION...........................................................................       9
     SECTION 8.7      EXPENSES...............................................................................      10
     SECTION 8.8      PRODUCTION OF DOCUMENTS AND WITNESSES..................................................      10
     SECTION 8.9      RELIEF AVAILABLE.......................................................................      10
     SECTION 8.10     CONSOLIDATION..........................................................................      10

ARTICLE IX MISCELLANEOUS.....................................................................................      10
     SECTION 9.1      NOTICES................................................................................      10
     SECTION 9.2      ASSIGNMENT.............................................................................      12
     SECTION 9.3      CONFIDENTIALITY........................................................................      12
     SECTION 9.4      COOPERATION............................................................................      12
     SECTION 9.5      GOVERNING LAW..........................................................................      13
     SECTION 9.6      DISCLAIMER.............................................................................      13

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
     SECTION 9.7      OTHER..................................................................................      13

SCHEDULE A        Royal Transition Services/Information
SCHEDULE B        RSUI Transition Services
SCHEDULE C        Mutual Transition Services
SCHEDULE D        Excluded Services

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                          TRANSITION SERVICES AGREEMENT

                  This TRANSITION SERVICES AGREEMENT (this "Agreement") is made and entered into as of this 1st day of July, 2003 by and among Royal Group, Inc., a Delaware corporation ("Seller"), RSUI Group, Inc., a Delaware corporation ("RSUI Group") and Royal Specialty Underwriting, Inc., a Georgia company ("RSUI"). Capitalized terms used and not otherwise defined in this Agreement shall have the meaning ascribed thereto in the Acquisition Agreement (as defined below).

                                    RECITALS:

                  WHEREAS, pursuant to the Acquisition Agreement ("Acquisition Agreement"), dated as of June 6, 2003, by and between Seller and Alleghany Insurance Holdings LLC, a Delaware limited liability company and the sole stockholder of RSUI Group ("AIHL"), AIHL agreed to purchase from Seller, and Seller agreed to sell to AIHL, all of the issued and outstanding shares of common stock of RSUI;

                  WHEREAS, pursuant to the Assignment and Assumption Agreement dated as of June 30, 2003 (the "Assignment Agreement"), AIHL assigned to RSUI Group, and RSUI Group assumed from AIHL, all of AIHL's rights and obligations under the Acquisition Agreement and the Ancillary Agreements;

                  WHEREAS, pursuant to the terms of the Acquisition Agreement and the Assignment and Assumption Agreement, Seller, RSUI Group and RSUI have agreed to enter into this Agreement;

                  WHEREAS, pursuant to the terms and conditions of this Agreement, each of Seller and RSUI shall provide specified services to each other in connection with the execution and implementation of the transactions described in the Acquisition Agreement;

                  NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                    PURPOSE

         SECTION 1.1 PURPOSE. Seller, RSUI Group and RSUI desire to provide for the orderly transfer of responsibility for all matters that support or relate to the functions that are the subject of any Transition Services (as such term is defined below) with the ultimate goal being for each of Seller, on the one hand, and RSUI Group and/or RSUI, on the other hand, to assume responsibility for such Transition Services being provided to it as soon as practicable after the Closing Date.

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                                   ARTICLE II

                                    SERVICES

         SECTION 2.1 SCOPE OF SERVICES.

                  (a) Subject to the terms and conditions set forth in this Agreement, (i) Seller and its Affiliates shall provide to RSUI reasonable services requested by RSUI Group and/or RSUI of the type which were provided by Seller and its Affiliates to RSUI prior to the Closing Date as listed on SCHEDULE A (collectively, the "Royal Transition Services"), (ii) RSUI shall provide to Seller and its Affiliates, reasonable services requested by Seller of the type which were provided by RSUI to Seller or its Affiliates prior to the Closing Date as listed on SCHEDULE B hereto (collectively, the "RSUI Transition Services") and (iii) either party, as applicable, shall provide services of the type which were provided prior to the Closing Date for the mutual benefit of Seller and its Affiliates and RSUI as listed on SCHEDULE C hereto (collectively, the "Mutual Transition Services", together with the Royal Transition Services and the RSUI Transition Services, the "Transition Services"); provided, however, that each party shall only be required to provide such services to the other party to the extent that such services were provided by Seller or its Affiliates and RSUI as of the Closing Date. Notwithstanding anything to the contrary in this Agreement, Seller and its Affiliates shall not be required to provide any of the Excluded Services.

                  (b) For purposes of this Agreement, "Excluded Services" shall mean any type or kind of service that includes the services listed on SCHEDULE D.

                  (c) The parties shall further (i) use the Transition Services for substantially the same purposes and in substantially the same manner as Seller and its Affiliates, on the one hand, and RSUI, on the other hand, had used the Transition Services prior to the date of this Agreement and (ii) not resell any of the Transition Services to any Person whatsoever or permit the use of the Transition Services by any Person other than, in the case of the Royal Transition Services, in connection with the conduct of the Business in the ordinary course consistent with past practice.

                  (d) The scope of the Transition Services covered by this Transition Services Agreement is not intended to include any type or kind of service which is explicitly provided for under one or more of the other Ancillary Agreements being entered into by the parties pursuant to the Acquisition Agreement.

         SECTION 2.2 TERM OF SERVICES.

                  (a) The Transition Services shall continue for terms to be mutually agreed and/or specified in Schedule A and Schedule B for each such Royal Transition Services and RSUI Transition Services; provided, however, that no Transition Services shall be required to be provided by Seller or RSUI more than 12 months after the Closing Date, unless the term of such Transition Services for any period greater than 12 months is expressly provided in Schedules A, B or C or unless the parties specifically agree to an

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extension of the terms for provision of Transition Services as contemplated by
Section 2.6 hereof.

                  (b) During the term the services are provided under this Agreement, both Seller and RSUI shall use reasonable best efforts to assume responsibility for such Transition Services being provided to them as soon as practicable.

                  (c) Any Transition Service may be terminated or reduced by the recipient of such service for any reason and at any time during the term of this Agreement by delivery of written notice to the provider of such service not less than 45 days prior to the effective date of such termination as specified in such notice. The termination of any particular Transition Service shall not affect the continued provision of any other Transition Service then being provided. Once a Transition Service is terminated in accordance with the foregoing provision of this Agreement, the party receiving such Transition Service may request that such Transition Service be resumed pursuant thereto; provided, however, the party providing such Transition Service shall not be required to resume any such terminated Transition Service.

                  (d) Nothing in this Agreement shall prevent Seller or RSUI during the term of this Agreement from obtaining any services which are Transition Services from any other Person.

         SECTION 2.3 LIMITATION ON OBLIGATION TO PROVIDE SERVICES.

                  (a) Notwithstanding any of the obligations imposed on the parties pursuant to this Agreement, no party shall be under the obligation to obtain any license, systems, personnel or operations to provide or comply with the obligations set forth in this Agreement. In no event shall a party have any liability under this Agreement arising from the failure to obtain any additional license, systems, personnel or operations.

                  (b) If any Affiliate of Seller or RSUI receiving any Transition Services ceases to be an Affiliate of such entity, any Transition Services provided to the Affiliate shall automatically terminate.

                  (c) Seller shall not be deemed to be in violation of this Agreement if it is prevented from performing any of the Royal Transition Services for any reason beyond its reasonable control, including, without limitation, acts of God, nature, or of public enemy, strikes, or limitations of law, regulations or rules of the Federal or of any state or local government or of any agency thereof. Upon the occurrence of any such event which results in, or will result in, delay or failure to perform according to the terms of this Agreement, Seller will promptly notify RSUI Group and/or RSUI of such occurrence and the effect and/or anticipated effect of such occurrence. Seller will use its reasonable efforts to minimize disruptions in its performance and to resume performance of its obligations under this Agreement as soon as practical. If, by reason of any such event, Seller is excused from performance, then to the extent the services are not provided to RSUI, in the manner or at the times required under this Agreement, RSUI may obtain the

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same or similar services from other sources without liability or obligation for payment to Seller for the provision of such services to RSUI.

                  (d) Each of RSUI Group and RSUI shall not be deemed to be in violation of this Agreement if RSUI is prevented from performing any of the RSUI Transition Services for any reason beyond its reasonable control, including, without limitation, acts of God, nature, or of public enemy, strikes, or limitations of law, regulations or rules of the Federal or of any state or local government or of any agency thereof. Upon the occurrence of any such event which results in, or will result in, delay or failure to perform according to the terms of this Agreement, RSUI Group and/or RSUI will promptly notify Seller of such occurrence and the effect and/or anticipated effect of such occurrence. RSUI will use its reasonable efforts to minimize disruptions in its performance and to resume performance of its obligations under this Agreement as soon as practical. If, by reason of any such event, RSUI is excused from performance, then to the extent the services are not provided to the other party, in the manner or at the times required under Transition Services Agreement, Seller may obtain the same or similar services from other sources without liability or obligation for payment to RSUI Group and/or RSUI for the provision of such services to Seller.

                  (e) The parties to this Agreement may modify or change the Transition Services so long as such changes are made in the ordinary course of business and do not materially diminish the Transition Services.

                  (f) The failure of one party to this Agreement to timely provide the Transition Services in accordance with the provisions of this Agreement to the extent resulting from the failure of another party (including such other party's Affiliates) to meet its obligations under this Agreement, the Acquisition Agreement or any of the Ancillary Agreements, shall not be deemed a breach of this Agreement.

                  (g) The parties hereto agree that Seller shall be obligated to provide the Royal Transition Service relating to the preparation of statutory statements only after RSUI Group has notified Seller no later than 45 days' prior to the year end of the year for which the preparation of such statutory statements are requested. Seller may hire third parties to assist in the preparation of such statutory statements and in the event Seller hires such third parties, RSUI Group shall be obligated to reimburse Seller for all costs and expenses incurred by Seller in connection therewith.

         SECTION 2.4 INABILITY TO PERFORM SERVICES. In the event that either Seller or any of its Affiliates, on the one hand, or RSUI, on the other hand, shall be unable to perform services as required by this Agreement for any reason for a period that can reasonably be expected to exceed three Business Days, the party unable to provide its service(s) shall cooperate with the other party in obtaining an alternative means of providing such services; provided that both parties shall use reasonable efforts to mitigate such inability or the adverse impact of such inability. The party unable to perform its service(s) will be responsible for all costs incurred in either restoring services or obtaining an alternative source of services, except to the extent that such party's failure to

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perform is due to a breach by the other party of any representation or covenant under the Acquisition Agreement, this Agreement, or any other Ancillary
Agreement.

         SECTION 2.5 SERVICE STANDARDS; LEVEL OF SERVICE.

                  (a) Seller shall provide the Royal Transition Services and the Mutual Transition Services, if any, at a level of service substantially identical to that being provided to the Business prior to the Closing Date.

                  (b) RSUI Group shall cause RSUI to provide the RSUI Transition Services and the Mutual Transition Services, if any, at a level substantially identical to that being provided to all the relevant businesses of Seller or its Affiliates by RSUI prior to the Closing Date.

                  (c) No party shall be obligated during the term of this Agreement to provide services at a level in excess of the level of service provided prior to the Closing Date.

         SECTION 2.6 REQUEST FOR ADDITIONAL SERVICES. If RSUI Group, Seller or RSUI reasonably requests that the other party perform additional services not included within the scope of the Transition Services or increase the current Transition Services or extend the terms for provision of Transition Services, then the parties will promptly negotiate in good faith regarding whether such additional services or increased services shall be added to the Transition Services or whether Transition Services shall be performed for such extended period.

                                  ARTICLE III

                                   PERSONNEL

         SECTION 3.1 PERSONNEL; SUBCONTRACTING.

                  (a) Both Seller, on the one hand, and RSUI Group and/or RSUI, on the other hand, will retain and employ a staff with experience, skill, diligence and expertise that it believes will be reasonably necessary to perform the Transition Services in accordance with the service standards referred to in Sections 2.5 and 5.1; provided, however, notwithstanding any other provision to the contrary set forth herein, neither party shall be obligated to hire additional staff, pay "stay bonuses" or incur similar extraordinary expenses in order to retain particular employees.

                  (b) Seller may subcontract or renew any existing subcontract so long as its terms are not less advantageous for RSUI for the performance of any Royal Transition Services; provided, however, that Seller shall retain responsibility for the Royal Transition Services provided by subcontractors.

                  (c) RSUI may subcontract or renew any existing subcontract so long as its terms are not less advantageous for Seller or any of its Affiliates for the performance

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of any RSUI Transition Services; provided, however, that RSUI Group and/or RSUI shall retain responsibility for the RSUI Transition Services provided by subcontractors.

                                   ARTICLE IV

                                   AMOUNTS DUE

         SECTION 4.1 PRICING; BILLING AND CASH SETTLEMENT.

                  (a) The fee, rate or amount to be charged for the Transition Services will reflect the fact that each of Seller and RSUI, respectively, shall provide their Royal Transition Services and RSUI Transition Services at a cost equal to their actual expenses for such service. The expense charged for such services shall equal 135% of the applicable hourly rate paid to employees who are necessary to provide such services. Amounts billed for such services shall be on an hourly basis.

                  (b) Unless otherwise agreed by the parties, billing and cash settlement for Transition Services shall occur on a monthly basis.

                  (c) Each of Seller and RSUI shall keep accurate books and records, consistent with its customary accounting and business practices, which relate directly to the performance of the Transition Services provided by such party under this Agreement. As part of its performance of Transition Services, each party shall, upon the other party's request, provide the other party reasonable supporting documentation of all costs incurred in connection with providing Transition Services completed through such time.

         SECTION 4.2 OFFSET. Each of the parties acknowledges that it shall have no right under this Agreement to offset any amounts due and owing (or to become due or owing) to the other party under this Agreement against any amounts due and owing by Seller or any of its Affiliates to RSUI Group and/or RSUI or any of their Affiliates, or by RSUI Group and/or RSUI or any of their Affiliates to Seller or any of its Affiliates, in either case, under the Acquisition Agreement or any other Ancillary Agreement.

         SECTION 4.3 UNDERPERFORMANCE OF SERVICE LEVELS. Seller and RSUI shall agree on cure periods and the amount of credits, fees, rates or amounts previously paid under this Agreement or that otherwise would subsequently be due, for underperformance of the service levels referred to in Section 2.5. The cure periods and amounts of credit shall be reasonable.

                                   ARTICLE V

                                   COVENANTS

         SECTION 5.1 COVENANTS.

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                  (a) Seller agrees that Seller will use the same standard of care when providing the Royal Transition Services under this Agreement that Seller used when providing services to RSUI prior to the Closing Date. Seller agrees to assign sufficient resources, facilities and qualified personnel to provide the Royal Transition Services as are reasonably required to perform the Royal Transition Services in accordance with the standard set forth in the preceding sentence.

                  (b) RSUI Group agrees that it will cause RSUI to use the same standard of care when providing the RSUI Transition Services under this Agreement that RSUI used when providing services to Seller prior to the Closing Date. RSUI Group agrees it will cause RSUI to assign sufficient resources, facilities and qualified personnel to provide the RSUI Transition Services as are reasonably required for RSUI to perform the RSUI Transition Services in accordance with the standard set forth in the preceding sentence.

                                   ARTICLE VI

                                   TERMINATION

         SECTION 6.1 TERMINATION.

                  (a) This Agreement shall be terminated at a date no later than the end of the last term specified for a Transition Service as set forth under
Section 2.2 hereto, but shall terminate at an earlier date in the event that all Transition Services provided for hereunder have been terminated.

                  (b) In the event that RSUI Group and/or RSUI, on the one hand, or Seller, on the other hand, becomes or is declared bankrupt or insolvent, then the other party may immediately terminate this Agreement without any prior notice.

                  (c) Upon any termination of this Agreement, all monies owing from one party to the other party, and all refunds of disputed amounts owing by one party to the other party under this Agreement, shall be due and payable, and each party shall cease providing Transition Services to the other party.

                                   ARTICLE VII

                                 INDEMNIFICATION

         SECTION 7.1 INDEMNIFICATION.

                  (a) Seller shall indemnify RSUI Group and/or RSUI against, and shall hold RSUI Group and/or RSUI harmless from any damages suffered by RSUI Group and/or RSUI or arising from any third-party claims, costs, liabilities, judgments or awards resulting from the gross negligence, recklessness or willful misconduct of Seller or any of its Affiliates in connection with the performance of the Royal Transition Services, including any enforcement of this indemnity, after notice and opportunity to cure any

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breach or nonfulfillment by Seller of, or any failure by Seller to perform, any of the covenants, terms or conditions of, or any duties or obligations under this Agreement.

                  (b) RSUI Group shall indemnify Seller against, and shall hold Seller harmless from any damages suffered by Seller itself or any Affiliate of Seller or arising from any third-party claims, costs, liabilities, judgments or awards resulting from the gross negligence, recklessness or willful misconduct of RSUI or any of its Affiliates in connection with the performance of the RSUI Transition Services, including any enforcement of this indemnity, after notice and opportunity to cure any breach or nonfulfillment by RSUI Group and/or RSUI of, or any failure by RSUI Group and/or RSUI to perform, any of the covenants, terms or conditions of, or any duties or obligations under this Agreement.

         SECTION 7.2 INDEMNIFICATION PROCEDURE. In the event either Seller, on one hand, or RSUI Group and RSUI, on the other, shall have a claim for indemnity against the other party under the terms of this Agreement, the parties shall follow the procedures set forth in the Acquisition Agreement.

                                  ARTICLE VIII

                                   ARBITRATION

         SECTION 8.1 ARBITRATION. As a condition precedent to any cause of action, any and all disputes between Seller, on the one hand, and RSUI Group and/or RSUI, on the other hand, arising out of, relating to, or concerning this Agreement, whether sounding in contract or tort and whether arising during or after termination of this Agreement, including whether the dispute is subject to arbitration, shall be submitted to the decision of a board of arbitration composed of two arbitrators and an umpire ("Board") meeting at a site in Wilmington, Delaware. The arbitration shall be conducted under the Federal Arbitration Act and shall proceed as set forth below.

         SECTION 8.2 NOTICE OF ARBITRATION. A notice requesting arbitration, or any other notice made in connection therewith, shall be in writing and shall be sent certified or registered mail, return receipt requested to the affected parties. The notice requesting arbitration shall state in particulars all issues to be resolved in the view of the claimant, shall appoint the arbitrator selected by the claimant and shall set a tentative date for the hearing, which date shall be no sooner than ninety (90) days and no later than one hundred fifty (150) days from the date that the notice requesting arbitration is mailed. Within thirty (30) days of receipt of claimant's notice, the respondent shall notify claimant of any additional issues to be resolved in the arbitration and of the name of its appointed arbitrator.

         SECTION 8.3 ARBITRATION PANEL. Unless otherwise mutually agreed, the members of the Board shall be impartial and disinterested and shall be active or former executive officers of property-casualty insurance companies, reinsurance companies, or Lloyd's Underwriters or active or inactive lawyers with at least twenty (20) years of experience in insurance and reinsurance. Seller, on the one hand, and RSUI Group

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and/or RSUI, on the other hand, shall each appoint an arbitrator and the two (2)
arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within thirty (30) days after having received claimant's written request for arbitration, the claimant is authorized to and shall appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within thirty (30) days after notification of the appointment of the second arbitrator, within ten (10) days thereof, the two
(2) arbitrators shall request the American Arbitration Association ("AAA") to appoint an umpire for the arbitration with the qualifications set forth in this Article. If the AAA fails to name an umpire, either party may apply to the court named below to appoint an umpire with the above required qualifications. The umpire shall promptly notify in writing all parties to the arbitration of his selection and of the scheduled date for the hearing. Upon resignation or death of any member of the Board, a replacement shall be appointed in the same fashion as the resigning or deceased member was appointed.

         SECTION 8.4 SUBMISSION OF BRIEFS. The claimant and respondent shall each submit initial briefs to the Board outlining the issues in dispute and the basis, authority and reasons for their respective positions within thirty (30) days of the date of notice of appointment of the umpire. The claimant and the respondent may submit reply briefs to the Board within ten (10) days after filing of the initial brief(s). Initial and reply briefs may be amended by the submitting party at any time, but not later than ten (10) days prior to the date of commencement of the arbitration hearing. Reasonable responses shall be allowed at the arbitration hearing to new material contained in any amendments filed to the briefs but not previously responded to.

         SECTION 8.5 ARBITRATION BOARD'S DECISION. The Board shall make a decision and award with regard to the terms of this Agreement and the original intentions of the parties to the extent reasonably ascertainable. The Board's decision and award shall be in writing and shall state the factual and legal basis for the decision and award. The decision and award shall be based upon a hearing in which evidence shall be allowed and which the formal rules of evidence shall not strictly apply but in which cross examination and rebuttal shall be allowed. At its own election or at the request of the Board, either party may submit a post-hearing brief for consideration of the Board within twenty (20) days of the close of the hearing. The Board shall make its decision and award within thirty (30) days following the close of the hearing or the submission of post-hearing briefs, whichever is later, unless the parties consent to an extension. Every decision by the Board shall be by a majority of the members of the Board and each decision and award by the majority of the members of the Board shall be final and binding upon all parties to the proceeding.

         SECTION 8.6 JURISDICTION. Either party may apply to the Chancery Court of the State of Delaware for an order compelling arbitration or confirming any decision and the award; a judgment of that Court shall thereupon be entered on any decision or award. If such an order is issued, the attorneys' fees of the party so applying and court costs will be paid by the party against whom confirmation is sought. The Board may award interest calculated from the date the Board determines that any amounts due the prevailing party should have been paid to the prevailing party.

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         SECTION 8.7 EXPENSES. Each party shall bear the expense of the one arbitrator appointed by it and shall jointly and equally bear with the other party the expense of any stenographer requested, and of the umpire.

         SECTION 8.8 PRODUCTION OF DOCUMENTS AND WITNESSES. Subject to customary and recognized legal rules of privilege, each party participating in the arbitration shall have the obligation to produce those documents and as witnesses to the arbitration those of its employees as any other participating party reasonably requests providing always that the same witnesses and documents be obtainable and relevant to the issues before the arbitration and not be unduly burdensome or excessive. The parties may mutually agree as to pre-hearing discovery prior to the arbitration hearing and in the absence of agreement, upon the request of any party, pre-hearing discovery may be conducted as the Board shall determine in its sole discretion to be in the interest of fairness, full disclosure, and a prompt hearing, decision and award by the Board. The Board shall be the final judge of the procedures of the Board, the conduct of the arbitration, of the rules of evidence, the rules of privilege and production and of excessiveness and relevancy of any witnesses and documents upon the petition of any participating party. To the extent permitted by law, the Board shall have the authority to issue subpoenas and other orders to enforce their decisions.

         SECTION 8.9 RELIEF AVAILABLE. Nothing herein shall be construed to prevent any participating party from applying to the Chancery Court of the State of Delaware to issue a restraining order or other equitable relief to maintain the "status quo" of the parties participating in the arbitration pending the decision and award by the Board or to prevent any party from incurring irreparable harm or damage at any time prior to the decision and award of the Board. The Board shall also have the authority to issue interim decisions or awards in the interest of fairness, full disclosure, and a prompt and orderly hearing and decision and award by the Board.

         SECTION 8.10 CONSOLIDATION. In the event that there is a dispute among Seller, RSUI Group and RSUI which implicates the provisions of this Agreement, the parties hereby agree to consolidate any such disputes under such agreements in a single arbitration proceeding.

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile (which is confirmed), by courier (delivery of which is confirmed) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties to this RIC Administrative Services Agreement as follows:

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                  If to Seller:

                           Laura S. Lawrence, Esq.
                           General Counsel
                           Royal Group, Inc.
                           9300 Arrowpoint Blvd.
                           Charlotte, NC 28273
                           Telephone No.: (704) 522-2851
                           Facsimile No.: (704) 522-2313

                  With a copy to (which shall not constitute notice to Insurer for purposes of this Section 9.1):

                           Robert J. Sullivan, Esq.
                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, New York 10036
                           Telephone No.: 212-735-2930
                           Facsimile No.: 212-735-2000

                  If to RSUI Group:

                           Mr. David E. Leonard
                           Executive Vice President
                           RSUI Group, Inc.
                           c/o Royal Specialty Underwriting, Inc.
                           945 East Paces Ferry Road
                           Atlanta, GA 30326
                           Telephone No.: (404) 231-2366
                           Facsimile No: (404) 231-3755

                  With copies to (which shall not constitute notice to the Administrator for purposes of this Section 9.1):

                           Robert M. Hart, Esq.
                           General Counsel
                           Alleghany Corporation
                           375 Park Avenue, Suite 3201
                           New York, New York  10152
                           Telephone No.: (212) 752-1356
                           Facsimile No.: (212) 759-8149

                           and

                           Aileen C. Meehan, Esq.
                           William W. Rosenblatt, Esq.
                           Dewey Ballantine LLP

                           1301 Avenue of the Americas
                           New York, New York 10019
                           Telephone No.: (212) 259-8000
                           Facsimile No.: (212) 259-6333

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above. In no event shall the provision of notice pursuant to this Section 9.1 constitute notice for service of any writ, process or summons in any suit, action or other proceeding.

         SECTION 9.2 ASSIGNMENT. Neither this Agreement nor any of the rights, interests and obligations of the parties hereunder may be assigned by any of the parties thereto without the prior written consent of the other parties thereto, except that (a) RSUI Group may assign its rights and obligations under this Agreement to any Affiliate of RSUI Group without the prior written consent of Seller, (b) Seller may assign any of its rights and obligations hereunder to any of its wholly owned subsidiaries organized in the United States without the prior written consent of RSUI Group and/or RSUI and (c) an assignment by operation of law in connection with a merger or consolidation shall not require the consent of the other party thereto. Notwithstanding the foregoing, each of Seller, RSUI Group and RSUI shall remain liable for all of their respective obligations under this Agreement. Subject to the first sentence of this Section 9.2, the Transition Agreement shall be binding upon and inure to the benefit of the parties thereto and their respective successors and assigns and no other person shall have any right, obligation or benefit hereunder. Any attempted assignment or transfer in violation of this Section 9.2 shall be void.

         SECTION 9.3 CONFIDENTIALITY. Each party hereto will hold, and will use its reasonable best efforts to cause its Affiliates, and their respective representatives to hold, in strict confidence from any Person (other than any such Affiliates or representatives), except with the prior written consent of the other party or unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of governmental or regulatory authorities) or by other requirements of Applicable Law or (ii) disclosed in an action or proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, this Agreement, the terms and conditions hereof, and all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's representatives in connection with the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential.

         SECTION 9.4 COOPERATION. Seller, RSUI Group and RSUI shall share information and otherwise cooperate to the extent necessary to facilitate the provision of services under this Agreement. The parties will cooperate in a commercially reasonable manner in order that the respective obligations of the parties under this Agreement will be effectively, efficiently and promptly discharged. Each party shall, at all reasonable times under the circumstances, make available to the other party properly authorized personnel for the purpose of consultation and decision.

         SECTION 9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

         SECTION 9.6 DISCLAIMER. The parties shall make no representations or warranties, express or implied, with respect to the Transition Services to be provided and the implied warranties or merchantability and fitness for a particular purpose shall be specifically excluded with respect to the Transition Services.

         SECTION 9.7 OTHER. There shall be no representations and warranties in this Agreement.

                  IN WITNESS WHEREOF, this Transition Services Agreement has been duly executed by a duly authorized officer of each party hereto as of the date first above written.

                                                ROYAL GROUP, INC.

                                                By: /s/ Stephen M. Mulready
                                                    -------------------------
                                                   Name:  Stephen M. Mulready
                                                   Title: President and Chief
                                                          Executive Officer

                                                ALLEGHANY INSURANCE HOLDINGS LLC

                                                By: /s/ James P. Slattery
                                                    -------------------------
                                                   Name:  James P. Slattery
                                                   Title: President

                                                ROYAL SPECIALTY UNDERWRITING,
                                                INC.

                                                By: /s/ James A. Dixon
                                                    -------------------------
                                                   Name:  James A. Dixon
                                                   Title: Chairman